CASH AND CASH EQUIVALENTS, RESTRICTED CASH, SHORT-TERM DEPOSITS AND MARKETABLE SECURITIES - Marketable securities by contractual maturities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Contractual maturity year:
Amortized Cost, Within one year	$ 10,914
Amortized Cost, After one year through five years	358,724
Amortized Cost	369,638	$ 70,232
Fair Value, Within one year	11,170
Fair Value, After one year through five years	362,571
Fair Value	$ 373,741	$ 70,711